EXHIBIT 99.2

Adjusted EBITDA Margin Presentation of Most Directly Comparable GAAP Financial Measure (Net Income Margin) and Reconciliation of Adjusted EBITDA to Net Income Margin

	Quarter ended

(in millions, unaudited)	September 30, 2002	September 30, 2003

Adjusted EBITDA	$20.1	$34.3
Total revenues	267.9	409.9
Adjusted EBITDA Margin	7.5%	8.4%

Adjusted EBITDA	$20.1	$34.3
Depreciation and amortization	(8.9)	(15.1)
Interest, net	(7.2)	(10.4)
Minority interests	(0.3)	0.9
Equity method income	0.1	0.8
Gain (loss) on sale of assets	0.2	0.0
Income tax expense	(1.6)	(4.2)

Net income	$2.4	$6.3
Total revenues	$267.9	$409.9
Net income margin	0.9%	1.5%

Leverage Ratio Presentation of Most Directly Comparable GAAP Financial Measure (Debt to LTM Net Income Ratio) and Reconciliation of Leverage Ratio to Debt to LTM Net Income Ratio

(in millions, unaudited) (“LTM” denotes activity for the latest twelve-month period)	As of September 30, 2003

Consolidated debt, as defined by credit facility	$438.4
LTM Adjusted EBITDA, as defined by credit facility	$124.2

Leverage ratio, as defined by credit facility	3.53	x
Maximum leverage ratio requirement	5.50	x

Reconciliation to most directly comparable GAAP measure:

Consolidated debt, as defined by credit facility	$438.4
Add: Cash and cash equivalents	25.2
Add: Debt incurred for specified construction projects	49.1

Consolidated debt	$512.7

LTM Adjusted EBITDA, as defined by credit facility	$124.2
Adjustments:
Baptist San Antonio Adjusted EBITDA loss for three-month period prior to Vanguard ownership	2.1
LTM Baptist San Antonio pro forma cost adjustments, as defined by credit facility	(3.4)

LTM Adjusted EBITDA	122.9

LTM depreciation and amortization	(53.1)
LTM interest, net	(38.1)
LTM minority interests	0.5
LTM equity method income	2.3
LTM gain (loss) on sale of assets	(0.2)
LTM income tax expense	(13.5)

LTM net income	$20.8

Debt to LTM net income ratio	24.65	x

Senior Leverage Ratio
Presentation of Most Directly Comparable GAAP Financial Measure (Senior Debt to LTM Net Income Ratio)
and Reconciliation of Senior Leverage Ratio to Senior Debt to LTM Net Income Ratio

(in millions, unaudited) (“LTM” denotes activity for the latest twelve-month period)	As of September 30, 2003

Consolidated senior debt, as defined by credit facility	$120.8
LTM Adjusted EBITDA, as defined by credit facility	$124.2

Senior Leverage ratio, as defined by credit facility	0.97	x
Maximum leverage ratio requirement	2.75	x

Reconciliation to most directly comparable GAAP measure:

Consolidated senior debt, as defined by credit facility	$120.8
Add: Cash and cash equivalents	25.2
Add: Debt incurred for specified construction projects	49.1

Consolidated senior debt	$195.1

LTM Adjusted EBITDA, as defined by credit facility	$124.2
Adjustments:
Baptist San Antonio Adjusted EBITDA loss for three-month period prior to Vanguard ownership	2.1
LTM Baptist San Antonio pro forma cost adjustments, as defined by credit facility	(3.4)

LTM Adjusted EBITDA	122.9

LTM depreciation and amortization	(53.1)
LTM interest, net	(38.1)
LTM minority interests	0.5
LTM equity method income	2.3
LTM gain (loss) on sale of assets	(0.2)
LTM income tax expense	(13.5)

LTM net income	$20.8

Senior debt to LTM net income ratio	9.38	x

Coverage Ratio
Presentation of Most Directly Comparable GAAP Financial Measure (LTM Net Income to LTM Net Interest Ratio)
and Reconciliation of Coverage Ratio to LTM Net Income to LTM Net Interest Ratio

(in millions, unaudited) (“LTM” denotes activity for the latest twelve-month period)	As of September 30, 2003

LTM Adjusted EBITDA, as defined by credit facility	$124.2
LTM interest expense, as defined by credit facility	36.3

Coverage ratio, as defined by credit facility	3.42	x
Minimum coverage ratio requirement	2.00	x

Reconciliation to most directly comparable GAAP measure:

LTM Adjusted EBITDA, as defined by credit facility	$124.2
Adjustments:
Baptist San Antonio Adjusted EBITDA loss for three-month period prior to Vanguard ownership	2.1
LTM Baptist San Antonio pro forma cost adjustments, as defined by credit facility	(3.4)

LTM Adjusted EBITDA	122.9

LTM depreciation and amortization	(53.1)
LTM interest, net	(38.1)
LTM minority interests	0.5
LTM equity method income	2.3
LTM gain (loss) on sale of assets	(0.2)
LTM income tax expense	(13.5)

LTM net income	$20.8

LTM net interest, as defined by credit facility	$36.3
Adjustments:
LTM amortization of financing costs	1.6
LTM interest for specified construction projects	0.2

LTM net interest	$38.1

LTM net income to LTM net interest ratio	0.55	x